UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 18, 2016 (November 16, 2016)

INNOVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52991	90-0814124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9171 Towne Centre Drive, Suite 440, San Diego, CA	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on November 16, 2016. A total of 53,956,426 shares of common stock, representing 51.80% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: All of the nominees for the Board of Directors were elected and will hold office until a successor is elected and qualified, or until the Director resigns, is removed or becomes disqualified, by the votes set forth below:

Nominee	For	Against
Bassam Damaj, Ph.D	53,715,193	129,357
Henry Esber, Ph.D	53,790,293	54,257
Vivian Liu	53,724,293	120,257
Ziad Mirza, M.D.	53,777,193	67,357

Proposal 2: The appointment of Hall & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified by the Company’s shareholders by the votes set forth below:

For	Against	Abstain
53,890,594	54,057	11,775

Proposal 3: The Company’s shareholders approved the Amended and Restated Articles of Incorporation (“Articles”) which increases the authorized common stock from 150,000,000 to 292,500,000 and authorized 7,500,000 shares of preferred stock, by the votes set forth below:

For	Against	Abstain
53,470,542	449,859	36,025

A brief summary of the amendment to the Articles was included as part of Proposal 3 in the Company's definitive proxy statement filed with the Securities and Exchange Commission on October 25, 2016. The summary of the Articles contained in the proxy statement is qualified by and subject to the full text of the Articles which was filed as Annex A to the proxy statement and is incorporated herein by reference.

Proposal 4: The Company’s shareholders approved the Amended and Restated 2016 Equity Incentive Plan (“2016 Plan”) by the votes set forth below:

For	Against	Abstain
52,657,328	1,085,197	102,025

A brief summary of the 2016 Plan was included as part of Proposal 4 in the Company's definitive proxy statement filed with the Securities and Exchange Commission on October 25, 2016. The summary of the 2016 Plan contained in the proxy statement is qualified by and subject to the full text of the 2016 Plan, which was filed as Annex B to the proxy statement and is incorporated herein by reference.

Proposal 5: The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, by the votes set forth below:

For	Against	Abstain
52,865,101	763,609	215,840

Proposal 6: The Company’s shareholders voted for the advisory vote on the frequency of the advisory vote on executive compensation to occur every 3 years, by the votes set forth below:

One Year	Two Years	Three Years	Abstain
20,710,893	2,125,557	30,678,749	329,351

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVUS PHARMACEUTICALS, INC.

Date: November 18, 2016	By:	/S/ Robert E. Hoffman
Robert E. Hoffman, EVP and CFO